UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019 (May 2, 2019)

FC Global Realty Incorporated
(Exact name of registrant as specified in its charter)

Nevada	000-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 Computer Drive, Building G, Willow Grove, PA	19090
(Address of principal executive offices)	(Zip Code)

215-830-1430
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on March 13, 2019, FC Global Realty Incorporated, a Nevada corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Gadsden Growth Properties, Inc., a Maryland corporation (“Gadsden”), pursuant to which Gadsden agreed to transfer and assign to the Company all of its general partnership interests and Class A limited partnership interests in Gadsden Growth Properties, L.P., a Delaware limited partnership (“OPCO”), the operating partnership of Gadsden that holds all of its assets and liabilities, in exchange for shares of the Company’s common stock (the “Common Stock”), 7% Series A Cumulative Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”), Series B Non-Voting Convertible Preferred Stock (the “Series B Preferred Stock”) and 10% Series C Cumulative Convertible Preferred Stock (the “Series C Preferred Stock”).

Also as previously reported, on April 5, 2019, the Company and Gadsden entered into Amendment No. 1 to Stock Purchase Agreement to amend certain provisions of the Purchase Agreement and closing of the transactions contemplated by the Purchase Agreement was completed thereafter on April 5, 2019.

At closing, the Company issued to Gadsden 430,306,645 shares of Common Stock, 889,075 shares of Series A Preferred Stock, 11,696,944 shares of Series B Preferred Stock and 2,498,682 shares of Series C Preferred Stock on April 5, 2019. An additional 278,178,750 shares of Common Stock (the “Holdback Shares”) were to be issued to Gadsden upon filing of an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Charter Amendment Date”). The Holdback Shares are subject to forfeiture based on the reconciliation and adjustment of the net asset value of Gadsden’s assets and Gadsden’s proposed real estate investments as previously disclosed.

On May 2, 2019, the Company and Gadsden entered into Amendment No. 2 to Stock Purchase Agreement (the “Amendment”) to (i) decrease the number of shares of Common Stock and Holdback Shares issued to Gadsden, and increase the number of shares of Series B Preferred Stock issued, as the result of an error in the original calculation of the shares to be issued; (ii) provide for the issuance of the Holdback Shares on the closing date, rather than the Charter Amendment Date; and (iii) provide for the issuance of certain of the shares of the Series B Preferred Stock and Series C Preferred Stock to FHDC Group, LLC (“FHDC”), a stockholder of Gadsden, in exchange for the equivalent number of shares of Gadsden held by it.

Specifically, the Amendment provided that the Company issue the following securities as consideration under the Purchase Agreement:

•	to Gadsden, 229,101,205 shares of Common Stock, of which 110,477,220 shares are designed as Holdback Shares and will be held by Gadsden in a segregated account (the “Gadsden Specified Account”), which shall be subject to release in accordance with the terms of the Purchase Agreement, and 118,623,985 shares will not be subject to the Gadsden Specified Account;

•	to Gadsden, 889,075 shares of Series A Preferred Stock;

•	to Gadsden, 6,264,993 shares of Series B Preferred Stock;

•	to Gadsden, 498,682 shares of Series C Preferred Stock;

•	to FHDC, 5,432,000 shares of Series B Preferred Stock, subject to entry into the Exchange Agreement (as defined below); and

•	to FHDC, 2,000,000 shares of Series C Preferred Stock (together with the 5,432,000 shares of Series B Preferred Stock referred to above, the “FHDC Shares”), subject to entry into the Exchange Agreement.

In connection with the Amendment, on May 2, 2019, the Company entered into a Cancellation and Exchange Agreement (the “Exchange Agreement”) with Gadsden and FHDC, pursuant to which FHDC agreed to cancel (i) 5,432,000 shares of its Series B Non-Voting Convertible Preferred Stock and (ii) 2,000,000 shares of its 10% Series C Cumulative Convertible Preferred Stock of Gadsden held by it in exchange for the FHDC Shares.

In order to effect the forgoing, on May 2, 2019, the Company cancelled 201,205,440 shares of Common Stock issued to Gadsden and Gadsden placed a number of its remaining shares equal to the Holdback Shares into the Gadsden Specified Account. In addition, in accordance with the terms of the Exchange Agreement, the Company cancelled 5,432,000 shares of Series B Preferred Stock and 2,000,000 shares of Series C Preferred Stock issued to Gadsden and issued such shares to FHDC. Following filing of the Designation Amendment (as defined below) on May 6, 2019, the Company also issued an additional 49 shares of Series B Preferred Stock to Gadsden (the “Additional Series B Shares”).

The foregoing description the Amendment and the Exchange Agreement is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.3 and 10.4, respectively, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the FHDC Shares and the Additional Series B Shares under the Purchase Agreement and the Amendment is incorporated by reference into this Item 3.02. The issuance of these securities is being made in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

As previously disclosed, on April 5, 2019, the Company filed a certificate of designation (the “Certificate of Designation”) with the Nevada Secretary of State, pursuant to which the Company designated 11,696,944 shares of its preferred stock as Series B Preferred Stock. On May 6, 2019, the Company filed an Amendment to Certificate of Designation (the “Designation Amendment”) to amend and restate the Certificate of Designation to (i) increase the number of shares of Series B Preferred Stock to 11,696,993 shares and (ii) add the following provision providing for the optional conversion of the Series B Preferred Stock:

•	Optional Conversion. Holders of Series B Preferred Stock may, at their option, at any time and from time to time, convert some or all of their outstanding shares of Series B Preferred Stock into Common Stock at the then applicable Series B Conversion Rate. The “Series B Conversion Rate” means 24.4233:1 so that each share of Series B Preferred Stock will be converted into 24.4233 shares of Common Stock, subject to adjustment for any stock splits, stock combinations, recapitalizations or similar transactions, or as provided in the Amended Designation. Notwithstanding the foregoing, no such conversion shall be permitted to the extent that the Company does not have sufficient authorized shares of Common Stock. The Company agreed to use its commercially reasonable efforts to file an amendment to its Amended and Restated Articles of Incorporation as promptly as possible to increase its authorized shares of Common Stock.

The foregoing description the Designation Amendment is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Designation of Series B Non-Voting Convertible Preferred Stock (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed on April 11, 2019)
3.2	Amended and Restated Certificate of Designation of Series B Non-Voting Convertible Preferred Stock
10.1	Stock Purchase Agreement, dated March 13, 2019, among FC Global Realty Incorporated and Gadsden Growth Properties, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on March 15, 2019)
10.2	Amendment No. 1 to Stock Purchase Agreement, dated April 1, 2019, among FC Global Realty Incorporated and Gadsden Growth Properties, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 11, 2019)
10.3	Amendment No. 2 to Stock Purchase Agreement, dated May 2, 2019, among FC Global Realty Incorporated and Gadsden Growth Properties, Inc.
10.4	Cancellation and Exchange Agreement, dated May 2, 2019, among Gadsden Growth Properties, Inc., FC Global Realty Incorporated and FHDC Group, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, FC Global Realty Incorporated has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2019	FC GLOBAL REALTY INCORPORATED

	By:	/s/ John Hartman
John Hartman
Chief Executive Officer

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